Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2024

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “attribute,” “confident,” “strong,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions; we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that may be impacted by climate change, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, political, or judicial conditions or actions, including social inflation;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Related to COVID-19, we have successfully defended against payment of COVID-19-related business interruption losses based on our policies' terms, conditions, and exclusions. However, should the highest courts determine otherwise, our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted.
•Ongoing wars and conflicts impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums, and investment valuations;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2024	2024	2024	2023	2023	2024	2023
For Period Ended
Gross premiums written	$1,343.1	1,406.2	1,321.9	1,149.7	1,223.5	4,071.1	3,599.8
Net premiums written	1,157.6	1,226.1	1,156.6	991.5	1,058.3	3,540.4	3,143.0
Change in net premiums written, from comparable prior year period	9%	13	16	17	17	13	15

Underwriting income (loss), before-tax	$5.3	(173.7)	19.0	63.6	31.6	(149.4)	69.2
Net investment income earned, before-tax	117.8	108.6	107.8	98.6	100.9	334.3	290.1
Net realized and unrealized investment gains (losses), before-tax	5.4	1.3	(1.6)	5.4	(6.9)	5.1	(9.0)

Net income (loss)	$92.3	(63.3)	82.5	124.8	89.2	111.5	240.4
Net income (loss) available to common stockholders(1)	90.0	(65.6)	80.2	122.5	86.9	104.6	233.5
Non-GAAP operating income (loss)(2)	85.7	(66.6)	81.5	118.3	92.3	100.6	240.6

At Period End
Total assets	13,473.1	12,565.5	12,056.1	11,802.5	11,428.0	13,473.1	11,428.0
Total invested assets	9,635.3	9,021.8	8,745.7	8,693.7	8,195.9	9,635.3	8,195.9
Stockholders' equity	3,167.8	2,922.7	3,006.5	2,954.4	2,644.4	3,167.8	2,644.4
Common stockholders' equity(3)	2,967.8	2,722.7	2,806.5	2,754.4	2,444.4	2,967.8	2,444.4
Common shares outstanding	60.8	60.9	60.8	60.6	60.6	60.8	60.6

Per Share and Share Data
Net income (loss) available to common stockholders per common share (diluted)	$1.47	(1.08)	1.31	2.01	1.42	1.71	3.83
Non-GAAP operating income (loss) per common share (diluted)(2)	1.40	(1.10)	1.33	1.94	1.51	1.64	3.95
Weighted average common shares outstanding (diluted)	61.3	60.9	61.2	61.0	61.0	61.3	60.9
Book value per common share	$48.82	44.74	46.17	45.42	40.35	48.82	40.35
Adjusted book value per common share(2)	50.80	49.67	50.97	50.03	48.54	50.80	48.54
Dividends paid per common share	0.35	0.35	0.35	0.35	0.30	1.05	0.90

Financial Ratios
Loss and loss expense ratio	68.8%	85.7	67.0	62.4	65.8	73.8	65.7
Underwriting expense ratio	30.6	30.3	30.9	31.1	30.9	30.6	31.6
Dividends to policyholders ratio	0.1	0.1	0.3	0.2	0.1	0.2	0.2
GAAP combined ratio	99.5%	116.1	98.2	93.7	96.8	104.6	97.5

Return on common stockholders' equity ("ROE")	12.6	(9.5)	11.5	18.9	14.1	5.0	12.8

Non-GAAP operating ROE(2)	12.1	(9.6)	11.7	18.2	15.0	4.8	13.2

Debt to total capitalization	13.8	14.8	14.3	14.6	16.0	13.8	16.0

Net premiums written to policyholders' surplus	1.63	1.64	1.55	1.51	1.53	1.63	1.53

Invested assets per dollar of common stockholders' equity	$3.25	3.31	3.12	3.16	3.35	3.25	3.35

(1)	Net income (loss) available to common stockholders is net income (loss) reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2024	2024	2024	2023	2023	2024	2023
Revenues
Net premiums earned	$1,112.2	1,080.2	1,050.9	1,001.2	981.9	$3,243.4	2,826.4
Net investment income earned	117.8	108.6	107.8	98.6	100.9	334.3	290.1
Net realized and unrealized gains (losses)	5.4	1.3	(1.6)	5.4	(6.9)	5.1	(9.0)
Other income	8.9	5.8	7.8	5.5	5.2	22.6	13.9
Total revenues	1,244.3	1,196.0	1,165.0	1,110.7	1,081.1	3,605.3	3,121.4

Expenses
Loss and loss expense incurred	765.7	925.5	704.3	624.8	645.9	2,395.5	1,859.5
Amortization of deferred policy acquisition costs	235.6	226.4	219.4	210.5	201.1	681.4	585.7
Other insurance expenses	114.7	107.8	116.0	107.8	108.5	338.4	325.9
Interest expense	7.3	7.2	7.2	7.2	7.2	21.6	21.6
Corporate expenses	4.7	9.2	15.5	3.4	5.9	29.3	27.3
Total expenses	1,127.8	1,276.1	1,062.4	953.7	968.6	3,466.3	2,820.0

Income (loss) before federal income tax	$116.5	(80.1)	102.6	157.0	112.5	139.0	301.4
Federal income tax expense (benefit)	24.2	(16.8)	20.0	32.1	23.3	27.5	61.0

Net Income (loss)	$92.3	(63.3)	82.5	124.8	89.2	111.5	240.4
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	6.9	6.9
Net income (loss) available to common stockholders	$90.0	(65.6)	80.2	122.5	86.9	104.6	233.5

Net realized and unrealized investment (gains) losses, after tax(1)	(4.3)	(1.0)	1.3	(4.3)	5.4	(4.0)	7.1

Non-GAAP operating income (loss)(2)	$85.7	(66.6)	81.5	118.2	92.3	$100.6	240.6

Weighted average common shares outstanding (diluted)	61.3	60.9	61.2	61.0	61.0	61.3	60.9

Net income (loss) available to common stockholders per common share (diluted)	$1.47	(1.08)	1.31	2.01	1.42	$1.71	3.83

Non-GAAP operating income (loss) per common share (diluted)(2)	$1.40	(1.10)	1.33	1.94	1.51	$1.64	3.95

(1)	Amounts are provided to reconcile net income (loss) available to common stockholders to non-GAAP operating income (loss).
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
($ in millions, except per share data)	2024	2024	2024	2023	2023
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$22.0	19.5	20.3	22.7	23.2
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	8,088.6	7,669.0	7,583.5	7,499.2	7,027.1
Commercial mortgage loans, net of allowance for credit losses	223.6	219.5	208.0	188.4	185.9
Equity securities, at fair value	205.6	192.0	194.3	187.2	125.6
Short-term investments	561.0	417.3	247.9	309.3	315.0
Alternative investments	432.0	414.8	402.7	395.8	446.8
Other investments	102.5	89.7	89.0	91.2	72.2
Total investments	9,635.3	9,021.8	8,745.7	8,693.7	8,195.9
Cash	0.1	0.2	0.1	0.2	0.1
Restricted cash	12.6	10.7	11.7	13.1	13.2
Accrued investment income	73.8	72.3	68.0	66.3	62.2
Premiums receivable, net of allowance for credit losses	1,531.9	1,579.7	1,439.1	1,313.1	1,330.0
Reinsurance recoverable, net of allowance for credit losses	1,057.3	685.6	651.4	656.8	685.3
Prepaid reinsurance premiums	230.7	219.8	208.0	203.3	205.2
Current federal income tax	13.0	38.6	—	—	—
Deferred federal income tax	100.7	145.9	144.7	140.2	199.3
Property and equipment, net of accumulated depreciation and amortization	92.2	89.2	82.7	83.3	81.4
Deferred policy acquisition costs	488.5	476.5	448.3	424.9	425.8
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	229.1	217.4	248.5	199.8	221.7
Total assets	$13,473.1	12,565.5	12,056.1	11,802.5	11,428.0
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$6,452.0	5,903.5	5,501.8	5,336.9	5,301.4
Unearned premiums	2,655.0	2,598.7	2,441.0	2,330.7	2,342.2
Long-term debt	508.2	508.8	503.3	503.9	504.6
Current federal income tax	—	—	26.5	6.3	2.5
Accrued salaries and benefits	113.5	92.6	97.9	122.0	114.2
Other liabilities	576.6	539.2	479.1	548.4	518.6
Total liabilities	$10,305.3	9,642.8	9,049.6	8,848.2	8,783.5
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	211.1	211.0	210.9	210.4	210.3
Additional paid-in capital	549.8	545.3	534.3	522.7	516.9
Retained earnings	3,069.6	3,001.1	3,088.2	3,029.4	2,928.2
Accumulated other comprehensive income (loss)	(211.9)	(392.7)	(385.0)	(373.0)	(575.9)
Treasury stock, at cost	(650.7)	(641.9)	(641.9)	(635.2)	(635.1)
Total stockholders' equity	$3,167.8	2,922.7	3,006.5	2,954.4	2,644.4
Commitments and contingencies
Total liabilities and stockholders' equity	$13,473.1	12,565.5	12,056.1	11,802.5	11,428.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2024	2024	2024	2023	2023	2024	2023
Book value per common share
Common stockholders' equity	$2,967.8	2,722.7	2,806.5	2,754.4	2,444.4	2,967.8	2,444.4
Common shares issued and outstanding, at period end	60.8	60.9	60.8	60.6	60.6	60.8	60.6
Book value per common share	$48.82	44.74	46.17	45.42	40.35	48.82	40.35
Adjusted book value per common share(2)	50.80	49.67	50.97	50.03	48.54	50.80	48.54
Financial results (after-tax)
Underwriting income (loss)	4.1	(137.2)	15.0	50.2	25.0	(118.0)	54.7
Net investment income	93.4	86.3	85.6	78.4	80.2	265.3	231.1
Interest expense and preferred stock dividends	(8.0)	(8.0)	(8.0)	(8.0)	(8.0)	(24.0)	(24.0)
Corporate expense	(3.8)	(7.7)	(11.2)	(2.4)	(4.9)	(22.7)	(21.3)
Net realized and unrealized investment gains (losses)	4.3	1.0	(1.3)	4.3	(5.4)	4.0	(7.1)
Total after-tax net income (loss) available to common stockholders	90.0	(65.6)	80.2	122.5	86.9	104.6	233.5
Return on average equity
Insurance segments	0.6	(19.9)	2.2	7.7	4.1	(5.6)	3.0
Net investment income	13.1	12.5	12.3	12.1	13.1	12.6	12.7
Interest expense and preferred stock dividends	(1.1)	(1.2)	(1.1)	(1.2)	(1.3)	(1.1)	(1.3)
Corporate expense	(0.5)	(1.0)	(1.7)	(0.4)	(0.9)	(1.1)	(1.2)
Net realized and unrealized investment gains (losses)	0.5	0.1	(0.2)	0.7	(0.9)	0.2	(0.4)
ROE	12.6	(9.5)	11.5	18.9	14.1	5.0	12.8
Net realized and unrealized (gains) losses(1)	(0.5)	(0.1)	0.2	(0.7)	0.9	(0.2)	0.4
Non-GAAP Operating ROE(2)	12.1	(9.6)	11.7	18.2	15.0	4.8	13.2
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
6.70% Senior Notes	99.4	99.4	99.4	99.3	99.3	99.4	99.3
5.375% Senior Notes	292.4	292.3	292.2	292.2	292.1	292.4	292.1
Finance Lease Obligations	6.7	7.3	1.9	2.6	3.4	6.7	3.4
Total debt	508.2	508.8	503.3	503.9	504.6	508.2	504.6
Stockholders' equity	3,167.8	2,922.7	3,006.5	2,954.4	2,644.4	3,167.8	2,644.4
Total capitalization	$3,676.0	3,431.5	3,509.8	3,458.3	3,149.0	3,676.0	3,149.0
Ratio of debt to total capitalization	13.8	14.8	14.3	14.6	16.0	13.8	16.0
Policyholders' surplus	$2,787.5	2,698.8	2,777.3	2,742.3	2,612.5	2,787.5	2,612.5

(1)	Amounts are provided to reconcile ROE to non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2024		2024	2024	2023	2023	2024	2023

Underwriting results
Net premiums written	$1,157.6		1,226.1	1,156.6	991.5	1,058.3	3,540.4	3,143.0
Change in net premiums written, from comparable prior year period	9%		13	16	17	17	13	15

Net premiums earned	$1,112.2		1,080.2	1,050.9	1,001.2	981.9	3,243.4	2,826.4
Losses and loss expenses incurred	765.7		925.5	704.3	624.8	645.9	2,395.5	1,859.5
Net underwriting expenses incurred	340.0		327.3	324.4	311.1	303.1	991.6	892.7
Dividends to policyholders	1.4		1.1	3.3	1.8	1.4	5.7	5.0
GAAP underwriting income (loss)	$5.3		(173.7)	19.0	63.6	31.6	(149.4)	69.2

Net catastrophe losses	$148.8		90.5	55.2	24.6	64.6	294.6	219.9
(Favorable) unfavorable prior year casualty reserve development	—		176.0	35.0	10.0	—	211.0	(16.5)

Underwriting ratios
Loss and loss expense ratio	68.8%		85.7	67.0	62.4	65.8	73.8	65.7
Underwriting expense ratio	30.6		30.3	30.9	31.1	30.9	30.6	31.6
Dividends to policyholders ratio	0.1		0.1	0.3	0.2	0.1	0.2	0.2
Combined ratio	99.5%		116.1	98.2	93.7	96.8	104.6	97.5

Net catastrophe losses	13.4	pts	8.4	5.3	2.5	6.6	9.1	7.8
(Favorable) unfavorable prior year casualty reserve development	—		16.3	3.3	1.0	—	6.5	(0.6)
Combined ratio before net catastrophe losses	86.1%		107.7	92.9	91.2	90.2	95.5	89.7

Combined ratio before net catastrophe losses and prior year casualty development	86.1%		91.4	89.6	90.2	90.2	89.0	90.3

Other Statistics
Non-catastrophe property loss and loss expenses	$146.7		185.5	171.2	172.1	172.8	503.4	478.2
Non-catastrophe property loss and loss expenses	13.2	pts	17.2	16.3	17.2	17.6	15.5	16.9
Direct new business	$234.2		267.4	260.8	232.7	232.3	762.4	690.8
Renewal pure price increases	10.5%		9.1	8.1	7.4	7.0	9.1	6.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2024		2024	2024	2023	2023	2024	2023

Underwriting results
Net premiums written	$903.9		963.1	931.7	764.3	833.6	2,798.7	2,517.0
Change in net premiums written, from comparable prior year period	8%		11	15	13	15	11	13

Net premiums earned	$875.4		853.5	834.1	792.1	785.3	2,563.0	2,279.7
Losses and loss expenses incurred	591.6		748.0	555.8	482.6	493.8	1,895.4	1,436.6
Net underwriting expenses incurred	275.1		265.4	264.6	252.9	248.9	805.2	735.7
Dividends to policyholders	1.4		1.1	3.3	1.8	1.4	5.7	5.0
GAAP underwriting income (loss)	$7.3		(160.9)	10.4	54.9	41.3	(143.2)	102.4

Net catastrophe losses	$100.4		50.9	38.5	16.1	36.7	189.8	134.4
(Favorable) unfavorable prior year casualty reserve development	—		176.0	35.0	5.0	(3.0)	211.0	(20.5)

Underwriting ratios
Loss and loss expense ratio	67.6%		87.6	66.7	61.0	62.8	74.0	63.0
Underwriting expense ratio	31.4		31.1	31.7	31.9	31.7	31.4	32.3
Dividends to policyholders ratio	0.2		0.1	0.4	0.2	0.2	0.2	0.2
Combined ratio	99.2%		118.8	98.8	93.1	94.7	105.6	95.5

Net catastrophe losses	11.5	pts	6.0	4.6	2.0	4.7	7.4	5.9
(Favorable) unfavorable prior year casualty reserve development	—		20.6	4.2	0.6	(0.4)	8.2	(0.9)
Combined ratio before net catastrophe losses	87.7%		112.8	94.2	91.1	90.0	98.2	89.6

Combined ratio before net catastrophe losses and prior year casualty development	87.7%		92.2	90.0	90.5	90.4	90.0	90.5

Other Statistics
Non-catastrophe property loss and loss expenses	$95.9		124.5	115.0	122.0	122.8	335.4	339.6
Non-catastrophe property loss and loss expenses	11.0	pts	14.6	13.8	15.4	15.6	13.1	14.9
Direct new business	$139.2		168.4	172.1	145.2	145.5	479.6	452.3
Renewal pure price increases	9.1%		7.9	7.6	7.3	7.1	8.2	6.9
Retention	86		85	86	86	86	85	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2024								Quarter ended September 30, 2023
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$290.7	281.3	194.9	70.9	44.9	13.2	8.0	903.9	273.9	252.7	174.6	75.6	37.9	11.4	7.6	833.6
Net premiums earned	286.6	269.0	174.9	81.3	43.1	12.5	7.9	875.4	261.6	234.6	152.5	81.7	36.0	11.7	7.3	785.3

Loss and loss expense ratio	64.6%	73.4	80.0	63.0	45.2	(12.7)	(0.2)	67.6	55.8	75.7	63.3	56.7	68.4	24.7	0.2	62.8
Underwriting expense ratio	30.7	28.8	36.0	25.5	34.3	58.1	47.4	31.4	31.0	29.6	36.0	25.2	35.2	54.9	52.6	31.7
Dividend ratio	—	—	0.1	1.4	—	—	—	0.2	0.1	—	0.1	1.1	—	—	—	0.2
Combined ratio	95.3%	102.2	116.1	89.9	79.5	45.4	47.2	99.2	86.9	105.3	99.4	83.0	103.6	79.6	52.8	94.7

Underwriting income (loss)	$13.3	(5.9)	(28.1)	8.2	8.8	6.8	4.2	7.3	34.3	(12.3)	1.0	13.9	(1.3)	2.4	3.4	41.3

	Year-to-Date September 30, 2024								Year-to-Date September 30, 2023
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$918.1	864.2	564.9	254.5	132.9	39.5	24.6	2,798.7	838.9	750.1	493.8	264.6	110.2	36.6	22.8	2,517.0
Net premiums earned	840.2	781.4	504.9	251.4	124.7	37.1	23.4	2,563.0	759.4	677.1	429.1	254.6	103.6	34.7	21.1	2,279.7

Loss and loss expense ratio	90.5%	71.5	69.1	61.4	55.1	13.9	0.5	74.0	55.9	74.2	66.3	56.3	71.8	24.7	0.1	63.0
Underwriting expense ratio	31.1	29.3	35.0	25.5	33.5	56.7	47.6	31.4	31.7	30.0	36.7	26.1	35.8	56.6	51.5	32.3
Dividend ratio	0.1	0.1	0.2	1.1	—	—	—	0.2	—	—	0.1	1.5	—	—	—	0.2
Combined ratio	121.7%	100.9	104.3	88.0	88.6	70.6	48.1	105.6	87.6	104.2	103.1	83.9	107.6	81.3	51.6	95.5

Underwriting income (loss)	$(182.2)	(6.8)	(21.6)	30.2	14.2	10.9	12.1	(143.2)	94.1	(28.3)	(13.4)	41.1	(7.8)	6.5	10.2	102.4

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2024		2024	2024	2023	2023	2024	2023

Underwriting results
Net premiums written	$111.0		116.1	99.9	107.0	113.2	327.1	307.5
Change in net premiums written, from comparable prior year period	(2)%		6	17	27	30	6	31

Net premiums earned	$107.5		106.4	103.8	101.0	95.2	317.8	264.2
Losses and loss expenses incurred	106.1		101.4	84.3	92.5	99.5	291.9	260.6
Net underwriting expenses incurred	25.2		24.3	24.8	25.5	21.8	74.3	65.8
GAAP underwriting income (loss)	$(23.8)		(19.3)	(5.3)	(17.0)	(26.1)	(48.4)	(62.2)

Net catastrophe losses	$41.7		25.4	11.8	9.2	24.4	78.9	60.2
(Favorable) unfavorable prior year casualty reserve development	—		—	—	5.0	3.0	—	9.0

Underwriting ratios
Loss and loss expense ratio	98.7%		95.3	81.2	91.7	104.5	91.8	98.7
Underwriting expense ratio	23.4		22.8	23.9	25.2	22.9	23.4	24.9
Combined ratio	122.1%		118.1	105.1	116.9	127.4	115.2	123.6

Net catastrophe losses	38.8	pts	23.9	11.4	9.1	25.6	24.8	22.8
(Favorable) unfavorable prior year casualty reserve development	—		—	—	5.0	3.2	—	3.4
Combined ratio before net catastrophe losses	83.3%		94.2	93.7	107.8	101.8	90.4	100.8

Combined ratio before net catastrophe losses and prior year casualty development	83.3%		94.2	93.7	102.8	98.6	90.4	97.4

Other Statistics
Non-catastrophe property loss and loss expenses	$38.0		45.4	41.9	42.8	42.5	125.2	114.1
Non-catastrophe property loss and loss expenses	35.3	pts	42.6	40.3	42.4	44.7	39.4	43.2
Direct new business	$16.0		22.0	21.3	26.0	31.6	59.3	90.5
Renewal pure price increases	22.8%		20.7	14.3	8.9	6.1	18.5	3.9
Retention	75		78	83	87	88	78	87

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2024				Quarter ended September 30, 2023
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$54.1	53.0	3.9	111.0	59.5	50.0	3.7	113.2
Net premiums earned	56.6	47.3	3.7	107.5	51.9	40.2	3.1	95.2

Loss and loss expense ratio	81.2%	132.9	(70.0)	98.7	100.1	116.1	28.7	104.5
Underwriting expense ratio	24.9	28.4	(64.7)	23.4	26.8	27.7	(106.0)	22.9
Combined ratio	106.1%	161.3	(134.7)	122.1	126.9	143.8	(77.3)	127.4

Underwriting income (loss)	$(3.4)	(29.0)	8.6	(23.8)	(14.0)	(17.6)	5.5	(26.1)

	Year-to-Date September 30, 2024				Year-to-Date September 30, 2023
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$168.7	148.5	9.8	327.1	168.3	130.8	8.4	307.5
Net premiums earned	171.1	137.4	9.3	317.8	145.1	112.1	7.1	264.2

Loss and loss expense ratio	87.3%	104.8	(16.3)	91.8	94.4	108.9	25.3	98.7
Underwriting expense ratio	25.1	28.0	(76.5)	23.4	28.4	29.0	(113.0)	24.9
Combined ratio	112.4%	132.8	(92.8)	115.2	122.8	137.9	(87.7)	123.6

Underwriting income (loss)	$(21.2)	(45.1)	17.9	(48.4)	(33.0)	(42.5)	13.3	(62.2)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2024		2024	2024	2023	2023	2024	2023

Underwriting results
Net premiums written	$142.7		146.8	125.0	120.2	111.6	414.5	318.4
Change in net premiums written, from comparable prior year period	28%		39	24	36	25	30	21

Net premiums earned	$129.3		120.3	113.0	108.1	101.4	362.6	282.5
Losses and loss expenses incurred	68.0		76.2	64.1	49.7	52.6	208.3	162.2
Net underwriting expenses incurred	39.6		37.7	34.9	32.7	32.4	112.2	91.3
GAAP underwriting income (loss)	$21.7		6.5	14.0	25.7	16.4	42.2	29.1

Net catastrophe losses	$6.7		14.3	4.9	(0.7)	3.5	25.9	25.4
(Favorable) unfavorable prior year casualty reserve development	—		—	—	—	—	—	(5.0)

Underwriting ratios
Loss and loss expense ratio	52.5%		63.3	56.7	45.9	51.9	57.5	57.4
Underwriting expense ratio	30.7		31.3	30.9	30.3	32.0	30.9	32.3
Combined ratio	83.2%		94.6	87.6	76.2	83.9	88.4	89.7

Net catastrophe losses	5.2	pts	11.9	4.3	(0.7)	3.5	7.1	9.0
(Favorable) unfavorable prior year casualty reserve development	—		—	—	—	—	—	(1.8)
Combined ratio before net catastrophe losses	78.0%		82.7	83.3	76.9	80.4	81.3	80.7

Combined ratio before net catastrophe losses and prior year casualty development	78.0%		82.7	83.3	76.9	80.4	81.3	82.5

Other Statistics
Non-catastrophe property loss and loss expenses	$12.9		15.6	14.3	7.3	7.5	42.8	24.6
Non-catastrophe property loss and loss expenses	10.0	pts	13.0	12.6	6.8	7.4	11.8	8.7
Direct new business	$79.0		77.0	67.4	61.5	55.2	223.5	148.1
Renewal pure price increases	8.0%		6.4	5.2	6.1	6.6	6.8	7.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2024			Quarter ended September 30, 2023
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$83.3	59.3	142.7	69.8	41.8	111.6
Net premiums earned	77.5	51.9	129.3	67.7	33.7	101.4

Loss and loss expense ratio	62.4%	37.8	52.5	61.4	32.9	51.9
Underwriting expense ratio	31.7	29.1	30.7	31.1	33.7	32.0
Combined ratio	94.1%	66.9	83.2	92.5	66.6	83.9

Underwriting income (loss)	$4.6	17.2	21.7	5.1	11.3	16.4

	Year-to-Date September 30, 2024			Year-to-Date September 30, 2023
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$247.0	167.5	414.5	206.9	111.6	318.4
Net premiums earned	223.0	139.6	362.6	190.7	91.9	282.5

Loss and loss expense ratio	62.6%	49.1	57.5	58.9	54.4	57.4
Underwriting expense ratio	31.4	30.3	30.9	31.9	33.1	32.3
Combined ratio	94.0%	79.4	88.4	90.8	87.5	89.7

Underwriting income (loss)	$13.5	28.7	42.2	17.6	11.5	29.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2024	2024	2024	2023	2023	2024	2023

Net investment income
Fixed income securities
Taxable	$96.4	91.5	91.4	88.8	86.7	279.3	242.4
Tax-exempt	2.1	2.4	2.7	3.1	3.4	7.2	11.7
Total fixed income securities	98.5	93.9	94.1	91.9	90.0	286.5	254.0
Commercial mortgage loans	3.2	3.1	2.8	2.7	2.5	9.2	6.7
Equity securities	5.4	1.9	4.9	3.9	2.1	12.1	5.5
Alternative investments	9.0	10.5	6.9	1.1	6.5	26.4	25.6
Other investments	0.3	0.1	0.3	0.1	0.3	0.6	0.5
Short-term investments	6.5	4.7	3.5	3.3	3.9	14.7	11.5
Investment income	122.8	114.3	112.5	103.0	105.3	349.5	303.9
Investment expenses	(5.0)	(5.6)	(4.6)	(4.4)	(4.4)	(15.3)	(13.8)
Investment tax expense	(24.4)	(22.4)	(22.2)	(20.1)	(20.6)	(69.0)	(59.0)
Total net investment income, after-tax	$93.4	86.3	85.6	78.4	80.2	265.3	231.1

Net realized and unrealized investment gains (losses), pre-tax	$5.4	1.3	(1.6)	5.4	(6.9)	5.1	(9.0)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$228.0	(10.8)	(16.1)	275.4	(127.5)	201.1	(100.8)

Average investment yields
Fixed income investments, pre-tax	5.0	4.9	5.0	5.1	5.1	4.9	5.0
Fixed income investments, after-tax	4.0	3.9	4.0	4.0	4.1	3.9	4.0

Total portfolio, pre-tax	5.0	4.9	4.9	4.7	4.9	4.9	4.8
Total portfolio, after-tax	4.0	3.9	3.9	3.7	3.9	3.9	3.8

Effective tax rate on net investment income	20.7	20.6	20.6	20.4	20.5	20.6	20.3
New money purchase rates for fixed income investments, pre-tax	5.8	6.4	5.8	6.7	6.4	6.0	5.8
New money purchase rates for fixed income investments, after-tax	4.6	5.0	4.6	5.3	5.0	4.7	4.6
Effective duration of fixed income investments including short-term (in years)	3.9	3.9	4.0	4.0	4.1	3.9	4.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Sept. 30,		June 30,		Mar. 31,		Dec. 31,		Sept. 30,
	2024		2024		2024		2023		2023
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$8,110.0	84%	7,687.6	85	7,602.7	87	7,521.1	87	7,049.0	86
Commercial mortgage loans, at fair value	218.6	2	209.0	2	197.8	2	178.9	2	171.4	2
Total fixed income investments	8,328.7	86	7,896.6	87	7,800.5	89	7,700.0	89	7,220.4	88
Short-term investments	561.0	6	417.4	5	247.9	3	309.3	4	315.0	4
Total fixed income and short-term investments	8,889.7	92	8,314.0	92	8,048.4	92	8,009.3	92	7,535.4	92
Equity securities, at fair value	205.6	2	192.0	2	194.3	2	187.2	2	125.6	2
Alternative investments	432.0	4	414.8	5	402.7	5	395.8	5	446.8	5
Other investments	102.5	1	89.7	1	89.0	1	91.2	1	72.2	1
Total investments	$9,629.8	100%	9,010.5	100	8,734.3	100	8,683.5	100	8,180.0	100
Fixed income investments, at carry value
U.S. government obligations	$125.4	2%	151.0	2	141.8	2	205.0	2	226.7	3
Foreign government obligations	9.7	—	9.2	—	9.2	—	9.8	—	9.3	—
Obligations of state and political subdivisions	492.9	6	525.4	7	539.0	7	586.0	8	614.8	8
Corporate securities	3,048.7	37	2,865.4	36	2,815.3	36	2,733.9	35	2,463.4	34
Collateralized loan obligations and other asset-backed securities	1,946.4	23	1,916.1	24	1,897.1	24	1,834.8	24	1,713.7	24
Residential mortgage-backed securities	1,740.0	21	1,504.0	19	1,512.0	19	1,477.5	19	1,384.5	19
Commercial mortgage-backed securities	747.5	9	717.4	9	689.4	9	674.8	9	638.0	9
Commercial mortgage loans	223.6	3	219.5	3	208.0	3	188.4	2	185.9	3
Total fixed income investments	$8,334.1	100%	7,908.0	100	7,811.8	100	7,710.3	100	7,236.3	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$670.4	8%	634.2	8	607.9	8	526.6	7	446.4	6
Due after one year through five years	3,764.6	45	3,622.6	46	3,558.5	45	3,569.2	46	3,308.7	46
Due after five years through 10 years	3,072.6	37	2,872.1	36	2,882.5	37	2,862.5	37	2,511.0	35
Due after 10 years	826.5	10	779.1	10	762.9	10	751.9	10	970.1	13
Total fixed income investments	$8,334.1	100%	7,908.0	100	7,811.8	100	7,710.3	100	7,236.3	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$8,591.0	97%	8,002.7	96	7,747.0	96	7,721.4	96	7,250.8	96
Non-investment grade credit quality	298.7	3	311.3	4	301.4	4	287.9	4	284.6	4
Total fixed income and short-term investments, at fair value	$8,889.7	100%	8,314.0	100	8,048.4	100	8,009.3	100	7,535.4	100
Weighted average credit quality of fixed income and short-term investments	AA-		AA-		A+		AA-		A+

Alternative investments	September 30, 2024
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	72	$495.2	191.4	337.9
Private credit	19	163.7	96.7	50.2
Real assets	11	84.5	41.4	43.9
Total	102	$743.4	329.6	432.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At September 30, 2024							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	140	125	1.3	4.2	6.1	9.2	—	125	—	—	—	—
Foreign government obligations	11	10	0.1	4.6	5.4	6.4	1	2	5	3	—	—
State and municipal obligations	512	493	5.1	4.1	5.8	7.3	73	218	185	17	—	—
Corporate securities	3,089	3,048	31.7	5.0	4.4	5.8	41	337	1,359	1,115	193	2
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,220	1,177	12.2	4.6	4.9	7.3	—	1,177	—	—	—	—
Non-agency RMBS	582	563	5.8	7.1	3.2	4.7	491	41	30	1	—	—
Total RMBS	1,802	1,740	18.1	5.4	4.4	6.4	491	1,218	30	1	—	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	192	187	1.9	4.6	4.2	5.3	34	153	—	—	—	—
Non-agency CMBS	574	560	5.8	5.7	2.8	3.5	486	49	25	—	—	—
Total CMBS	766	747	7.8	5.4	3.2	4.0	520	202	25	—	—	—
Total mortgage-backed securities	2,568	2,488	25.8	5.4	4.0	5.7	1,012	1,420	55	1	—	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	132	135	1.4	5.6	1.9	2.0	129	5	1	—	—	—
Aircraft	57	54	0.6	9.7	3.0	3.5	—	—	34	16	4	—
CLOs	845	832	8.6	6.5	2.7	4.9	431	258	45	40	37	20
Credit cards	24	25	0.3	4.4	2.1	2.3	20	5	—	—	—	—
Other ABS	913	900	9.3	6.3	4.3	5.5	238	143	377	103	13	26
Total CLOs and ABS	1,971	1,946	20.2	6.4	3.4	4.9	818	411	457	159	54	47
Total securitized assets	4,539	4,434	46.0	5.8	3.8	5.4	1,830	1,831	512	161	54	47
Commercial mortgage loans	224	219	2.3	6.6	2.8	3.8	—	11	85	120	2	—
Total fixed income investments	8,515	8,329	86.5	5.4	4.1	5.7	1,945	2,525	2,146	1,415	249	49
Short-term investments	561	561	5.8	4.8	0.0	0.0	560	—	1	—	—	—
Total fixed income and short-term investments	9,076	8,890	92.3	5.4	3.9	5.3	2,505	2,525	2,146	1,415	250	49
Total fixed income securities and short-term investments by credit rating percentage							28.2%	28.4%	24.1%	15.9%	2.8%	0.6%
Equity securities:
Common stock(1)	197	204	2.1	—	—	—	—	—	—	—	—	204
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	199	206	2.1	—	—	—	—	—	—	2	—	204
Alternative investments
Private equity	338	338	3.5	—	—	—	—	—	—	—	—	338
Private credit	50	50	0.5	—	—	—	—	—	—	—	—	50
Real assets	44	44	0.5	—	—	—	—	—	—	—	—	44
Total alternative investments	432	432	4.5	—	—	—	—	—	—	—	—	432
Other investments	102	102	1.1	—	—	—	—	—	—	—	—	102
Total invested assets	$9,809	$9,630	100.0%	—	—	—	$2,505	$2,525	$2,146	$1,417	$250	$787
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME (LOSS) AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions, except per share data)	2024	2024	2024	2023	2023	2024	2023

Reconciliation of net income (loss) available to common stockholders to non-GAAP operating income (loss)
Net income (loss) available to common stockholders	$90.0	(65.6)	80.2	122.5	86.9	104.6	233.5
Net realized and unrealized investment (gains) losses included in net income, before tax	(5.4)	(1.3)	1.6	(5.4)	6.9	(5.1)	9.0
Tax on reconciling items	1.1	0.3	(0.3)	1.1	(1.4)	1.1	(1.9)
Non-GAAP operating income (loss)	$85.7	(66.6)	81.5	118.3	92.3	100.6	240.6

Reconciliation of net income (loss) available to common stockholders per diluted common share to non-GAAP operating income (loss) per diluted common share
Net income (loss) available to common stockholders per diluted common share	$1.47	(1.08)	1.31	2.01	1.42	1.71	3.83
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.09)	(0.02)	0.03	(0.09)	0.11	(0.08)	0.15
Tax on reconciling items	0.02	—	(0.01)	0.02	(0.02)	0.01	(0.03)
Non-GAAP operating income (loss) per diluted common share	$1.40	(1.10)	1.33	1.94	1.51	1.64	3.95

Reconciliation of ROE to non-GAAP operating ROE
ROE	12.6	(9.5)	11.5	18.9	14.1	5.0	12.8
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.8)	(0.2)	0.2	(0.8)	1.1	(0.2)	0.5
Tax on reconciling items	0.3	0.1	—	0.1	(0.2)	—	(0.1)
Non-GAAP operating ROE	12.1	(9.6)	11.7	18.2	15.0	4.8	13.2

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$48.82	44.74	46.17	45.42	40.35	48.82	40.35
Total unrealized investment (gains) losses included in accumulated other comprehensive income (loss), before tax	2.50	6.25	6.08	5.83	10.38	2.50	10.38
Tax on reconciling items	(0.52)	(1.32)	(1.28)	(1.22)	(2.19)	(0.52)	(2.19)
Adjusted book value per common share	$50.80	49.67	50.97	50.03	48.54	50.80	48.54

Non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income (loss). Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors, because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of September 30, 2024
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1283	866-877-6351
Brad.Wilson@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com